UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 11, 2007

Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 Concord Plaza Drive
San Antonio, Texas	78216-6999
(Address of principal executive offices)	(Zip Code)

(210) 828-8484
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Effective July 11, 2007, Tesoro Corporation (the “Company”) amended employment agreements between the Company and (i)  William J. Finnerty and (ii)  Everett D. Lewis. The amendments, among other things, eliminate the tax gross-up for certain fee reimbursements. The employment agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Second Amendment to the Employment Agreement between the Company and William J. Finnerty dated as of July 11, 2007.

10.2	Form of Second Amendment to the Employment Agreement between the Company and Everett D. Lewis dated as of July 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 16, 2007

TESORO CORPORATION

By:	/s/ Otto C. Schwethelm

Otto C. Schwethelm
Vice President, Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Form of Second Amendment to the Employment Agreement between the Company and William J. Finnerty dated as of July 11, 2007.

10.2	Form of Second Amendment to the Employment Agreement between the Company and Everett D. Lewis dated as of July 11, 2007.

4